PROMISSORY NOTE

$3,000,000.00	Tampa, Florida
June 11,2012

A. GENERAL; TERMS OF PAYMENT

FOR VALUE RECEIVED, the undersigned, IEC SPV, LLC, a Delaware limited liability company (the “Borrower”), promises to pay to the order of BFG LOAN HOLDINGS, LLC, a Florida limited liability company (the “Lender”), at its office at 4912 Creekside Drive, Clearwater, Florida 33760, or at such other place as may be designated by the holder hereof in writing, the principal sum of Three Million and No/100 Dollars ($3,000,000.00), or so much thereof as may be advanced under this promissory note (the “Note”) and remain outstanding from time to time, together with interest thereon. This Note is issued pursuant to that certain Loan and Security Agreement, dated the date hereof, between the Borrower and the Lender (the “Loan Agreement”). All capitalized terms used herein but not otherwise defined shall have the meaning specified in the Loan Agreement.

Borrower will pay interest on the unpaid principal amount of the Loan from time to time outstanding, computed on the basis of a 360-day year, at the rates provided in the Loan Agreement but in no event in excess of the maximum rate permitted by law. Interest on the unpaid principal amount of the Loan shall be payable in accordance with the Loan Agreement. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall on demand pay interest, to the extent permitted by law, on the unpaid Obligations at the maximum rate permitted by applicable law.

All payments by the Borrower on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds. The Borrower authorizes (but shall not require) the Lender to debit the Loan Account or any other account maintained by the Borrower, at any date on which a payment is due under this Note, in an amount equal to any unpaid portion of such payment.

B. DEFAULT

Upon the occurrence of an Event of Default and during the continuance thereof, the Lender may declare the entire unpaid principal amount of this Note and all interest and fees accrued and unpaid hereon to be forthwith due and payable, whereupon the same shall immediately become and be forthwith due and payable, without present, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

C. MISCELLANEOUS

1. No Waiver: Rights and Remedies Cumulative. No failure on the part of the Lender to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Borrower and the Lender.

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2. Costs and Expenses. The Borrower shall reimburse the Lender for all costs and expenses incurred by it and shall pay the reasonable fees and disbursements of legal counsel to the Lender in connection with the enforcement of the Lender’s rights hereunder.

3. Security. This Note is secured by the Collateral (as defined in the Loan Agreement).

4. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Borrower there from shall be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5. Governing Law; Construction. THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ITS PRINCIPLES REGARDING CONFLICT OF LAWS. IN THE EVENT OF LITIGATION BETWEEN THE LENDER AND THE BORROWER OVER ANY MATTER CONNECTED WITH THIS NOTE, THE RIGHT TO A TRIAL BY JURY IS HEREBY WAIVED BY THE LENDER AND THE BORROWER.

6. Successors and Assigns. This Note shall be binding upon the Borrower and its successors and assigns and the terms hereof shall inure to the benefit of the Lender and its successors and assigns, including subsequent holders hereof.

7. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

8. Waiver of Notice; Set-off. The Borrower hereby waives presentment, demand for payment, notice of protest and all other demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The balance of every account of the Borrower with, and each claim of the Borrower against, the Lender existing from time to time shall be subject to a lien and subject to be set-off against any and all liabilities of the Borrower to the Lender, including those hereunder.

9. Loan Agreement. This Note is the Promissory Note referred to in the Loan Agreement and the holder here of is entitled to the benefits thereof and of the other Loan Documents.

IEC SPV, LLC

By:	/s/ Paul J. Mathieson
Name:	Paul J. Mathieson
Title:	Managing Member

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